UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 9, 2022
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2225 Lawson Lane
Santa Clara, California 95054
(Address of principal executive offices and Zip Code)
(408) 501-8550
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2022, ServiceNow, Inc. (the “Company”) held its 2022 annual meeting of shareholders. The following proposals were voted upon and the final voting results with respect to each such proposal are set forth below:

1.Election of nine directors, Susan L. Bostrom, Teresa Briggs, Jonathan C. Chadwick, Paul E. Chamberlain, Lawrence J. Jackson, Jr., Frederic B. Luddy, Jeffrey A. Miller, Joseph "Larry" Quinlan, and Sukumar Rathnam, each to serve a one-year term, which will expire at the next annual meeting of shareholders, and until such time as his or her respective successors have been duly elected and qualified or his or her earlier death, resignation or removal:

Nominees	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
Susan L. Bostrom	138,061,234	25,364,194	179,164	14,868,184
Teresa Briggs	160,524,277	2,932,582	147,733	14,868,184
Jonathan C. Chadwick	116,244,886	45,411,765	1,947,941	14,868,184
Paul E. Chamberlain	158,021,871	5,400,245	182,476	14,868,184
Lawrence J. Jackson, Jr.	162,492,626	968,202	143,764	14,868,184
Frederic B. Luddy	158,829,265	4,649,735	125,592	14,868,184
Jeffrey A. Miller	137,456,660	24,756,659	1,391,273	14,868,184
Joseph "Larry" Quinlan	162,933,136	508,846	162,610	14,868,184
Sukumar Rathnam	162,925,061	515,128	164,403	14,868,184

Based on the votes set forth above, each of the director nominees was duly elected.

2.Non-binding, advisory vote on a resolution to approve the compensation of the Company’s named executive officers:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
57,321,345	105,175,865	1,107,382	14,868,184

Based on the votes set forth above, the shareholders advised that they were not in favor of the Company’s named executive officer compensation set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2022.

3.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

Shares For	Shares Against	Shares Abstaining
176,659,399	1,739,960	73,417

Based on the votes set forth above, the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was duly ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Russell S. Elmer
Russell S. Elmer General Counsel

Date: June 10, 2022